                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  March 2, 1999
                      -----------------------------------
                Date of Report (Date of earliest event reported)


                       Youth Services International, Inc.
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             (Exact name of registrant as specified in its charter)


                 Maryland                 0-23284          52-1715690
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          (State or other jurisdiction   (Commission      (IRS Employer
             of incorporation)            File No.)      Identification No.)


          2 Park Center Court, Suite 200, Owings Mills, Maryland 21117
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          (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (410) 356-8600
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                                 Not applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 4

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Item 5.        Other Events.

             On March 2, 1999, Youth Services International, Inc. ("YSI") and Correctional Services Corporation ("CSC") executed a Second Amendment (the "Second Amendment") to their Agreement and Plan of Merger dated as of September 23, 1998 (the "Merger Agreement"), as amended by the First Amendment to the Agreement and Plan of Merger, dated as of January 12, 1999. The Second Amendment amends the Merger Agreement to provide that each outstanding share of YSI common stock will be converted into the right to receive .275 shares of CSC common stock.

             The Second Amendment also effects other changes to the Merger Agreement.

             The joint press release issued by YSI and CSC with respect to the announcement of the Second Amendment is included as Exhibit 99.1 hereto.

             In addition, on March 2, 1999, YSI announced preliminary results for the fourth quarter of 1998. The press release issued by YSI with respect to the announcement of preliminary fourth quarter results is included as Exhibit
99.2 hereto.

             The foregoing description of and reference to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents, which are filed as exhibits to this Current Report on Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             2.1. Second Amendment, dated as of March 2, 1999, to the
Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.

             99.1 Joint Press Release, dated March 2, 1999.

             99.2 Press Release, dated March 2, 1999.




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SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Youth Services International, Inc.

Date:  March 2, 1999                   By:   /s/  Mark S. Demilio
                                          ------------------------------------
                                          Mark S. Demilio
                                          Senior Vice President, General Counsel
                                           and Acting Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
     2.1              Second Amendment, dated as of March 2, 1999 to the
                      Agreement and Plan of Merger, dated as of September 23,
                      1998, among YSI, CSC and Palm Merger Corp.

     99.1             Joint Press Release, dated March 2, 1999.

     99.2             Press Release, dated March 2, 1999.




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